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                                   EXHIBIT 32

       CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL
                                    OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Henry W. Sullivan, President and Chief Executive Officer of North American Technologies Group, Inc. (the "Company"), and Joseph W. Autem, Acting Chief Financial Officer of the Company, certify that:

     1. the Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Henry W. Sullivan                        Dated: January 14, 2005
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Henry W. Sullivan
President and Chief Executive Officer


/s/ Joseph W. Autem                          Dated: January 14, 2005
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Joseph W. Autem
Acting Chief Financial Officer